Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of July, 2015.

/s/ John McAvoy
John McAvoy

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of July, 2015.

/s/ Robert Hoglund
Robert Hoglund

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of July, 2015.

/s/ Robert Muccilo
Robert Muccilo

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of July, 2015.

/s/ Vincent A. Calarco
Vincent A. Calarco

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of July, 2015.

/s/ George Campbell, Jr
George Campbell, Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of July, 2015.

/s/ Armando J. Olivera
Armando J. Olivera

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of July, 2015.

/s/ Michael J. DelGiudice
Michael J. DelGiudice

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of July, 2015.

/s/ Ellen V. Futter
Ellen V. Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of July, 2015.

/s/ Linda S. Sanford
Linda S. Sanford

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of July, 2015.

/s/ John F. Killian
John F. Killian

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of July, 2015.

/s/ Michael W. Ranger
Michael W. Ranger

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of July, 2015.

/s/ L. Frederick Sutherland
L. Frederick Sutherland